SSGA Funds

Supplement dated September 29, 2015

to the Statement of Additional Information (the “SAI”)

dated December 18, 2014, as supplemented September 4, 2015

SSGA High Yield Bond Fund

SSGA Enhanced Small Cap Fund

SSGA Emerging Markets Fund

SSGA International Stock Selection Fund

SSGA S&P 500 Index Fund

SSGA Dynamic Small Cap Fund

(the “Funds”)

Effective September 30, 2015, the following replaces the non-fundamental investment restrictions regarding the Funds on page 25 of the SAI:

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund, SSGA Enhanced Small Cap Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund, SSGA S&P 500 Index Fund and SSGA Dynamic Small Cap Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will neither invest in securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper) nor sweep excess cash into any non-governmental money market fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE